Exhibit 10.19

STRATEGIC ALLIANCE AGREEMENT AMENDMENT No. 5

The Strategic Alliance Agreement by and among SAP AG, SAP Markets, Inc. (collectively “SAP”) and Commerce One, Inc. (now named Commerce One Operations, Inc.) (“Commerce One” and, collectively with SAP, the “Parties”) dated September 18, 2000, including all amendments (collectively, the “SAA”), is further amended by the addition of this Amendment No. 5 (“Amendment”), which is effective December 20, 2002 (“Effective Date”).  As of the Effective Date, this Amendment shall become part of and subject to the terms and conditions of the Agreement, which, except as expressly modified by this Amendment, remains unchanged and in full force and effect.  In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern. All terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

In consideration for the terms in this Amendment, the sufficiency of which both Parties acknowledge, the Parties agree as follows.

I.                                         MarketSet Maintenance and Support

Commerce One shall continue to provide support and maintenance to SAP for MarketSet pursuant to the following terms:

a)              Commerce One will continue to provide support for MarketSet 2.1-3.0 under the currently existing maintenance and support arrangements through December 31, 2003.  Commerce One will discuss with SAP the terms and conditions for extended support for such versions beyond the respective dates provided herein when a Commerce One company-wide program has been developed.

b)             The parties agree to initiate further discussions and evaluations regarding the parties´ performance related to the provision of support and maintenance for Marketset no later than April 30, 2003 aiming at a joint action plan to be derived by June 30, 2003 with a view to ensure the meeting of both parties´ support obligations to end customers through and beyond the date of termination of the SAA under mutually acceptable conditions.

II.                                     MarketConnect

The parties agree that paragraphs 1 and 2 of section IV (“MarketConnect and Messaging System Requirements for XDKPro and Versioning Library”) of the Strategic Alliance Agreement Amendment No. 4 executed by the parties and effective as of January 1, 2002 are hereby deleted in their entirety and replaced with the following (paragraphs 3 and 4 of section IV shall remain unchanged and in full force and effect):

1.     Commerce One License Grant to SAP

a.               Subject to the terms and conditions hereof, for the period commencing as of the Effective Date and ending December 31, 2003 (herein, the “License Period”), Commerce One will grant SAP: (i) a royalty-free, nonexclusive, [***], nontransferable license to distribute (via website download or with SAP product sales) the components of [***] developed by Commerce One [***], collectively “the Commerce One Components”) on an OEM basis as part of [***] or other SAP product offerings; and (ii) with respect to the [***] code or other third party software included in the Commerce One

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities Exchange Commission.

Components (“Third Party Software”), a nonexclusive, [***], nontransferable license to distribute the Third Party Software on an OEM basis as part of [***] or other SAP product offerings. Such license to the Third Party Software shall be subject to the restrictions set forth in the relevant third party software license agreements, which restrictions are set forth on Exhibit A, which are incorporated by reference as though fully set forth herein.  SAP may [***] the Commerce One Components and Third Party Software [***] are bound in writing, for the benefit of Commerce One and its licensors, to the restrictions set forth in this section IV and on Exhibit A.

b.              SAP shall distribute the Commerce One Components pursuant to a mutually agreed license agreement.  SAP further agrees that it will not decompile, disassemble, decode, extract, reverse translate or reverse engineer the Commerce One Components and that it will not permit end users to do so, unless such acts are mandatorily permitted under applicable local law.  During the License Period, Commerce One will use commercially reasonable efforts to [***] that are in place between Commerce One and [***] as of the date of execution of this Amendment.

2.     SAP License Grant to Commerce One

a.               In consideration of the foregoing license rights set forth in section II(1) above and in lieu of license fees for such grant, SAP hereby grant to Commerce One for the term of the License Period a [***], nonexclusive, [***], nontransferable license to distribute (via website download or with Commerce One product sales) the components of [***], including any third party software included therein [***] or other Commerce One product offerings.  Commerce One may [***], provided that [***], to the restrictions set forth in this section II(2).  Until April 1, 2003, Commerce One may [***].  Thereafter, [***].

b.              Commerce One shall distribute the SAP Components pursuant to a mutually agreed license agreement.  Commerce One further agrees that it will not decompile, disassemble, decode, extract, reverse translate or reverse engineer the SAP Components and that it will not permit end users to do so, unless such acts are mandatorily permitted under applicable local law.  During the License Period, SAP will use commercially reasonable efforts to [***]

3.     Support and Maintenance for MarketConnect

a.               For clarification, SAP shall continue to pay Commerce One for maintenance and support fees relating to license rights granted to SAP prior to September 30, 2002 through September 30, 2003 pursuant to section IV of Amendment 4 as stated in paragraph 3 thereof.

b.              With respect to license rights granted pursuant to section II(1) and (2) of this Amendment, support and maintenance shall be provided as follows:

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities Exchange Commission.

i.                         Support:  For the period [***], SAP shall continue to provide first and second level support for MarketConnect and the parties shall share the provision of third level support.  From [***] through the remainder of the License Period, [***].  All support obligations of both parties toward each other shall terminate as of the end of the License Period, unless explicitly agreed otherwise between the Parties.

ii.                      Maintenance: Each party shall maintain its own components of [***] (including provision of relevant patch distribution, etc.) as appropriate.

iii.                 Neither party shall [***] during the License Period.

4.              License Fees related to MarketConnect.

a.               Neither party shall [***] during the License Period.  The parties shall agree upon appropriate pricing for [***] by no later than April 1, 2003.

III.           Resolution of Outstanding Items

The parties agree to resolve various outstanding payment issues pertaining to certain customers in the manner reflected on: 1) the settlement chart attached as Exhibit A; 2) the chart on Exhibit B reflecting a summary of the matters detailed on Exhibit A; and 3) Exhibit C detailing the parties’ settlement pertaining to [***]. Both parties agree to make any required payments pursuant to Exhibits A and B in a timely and expeditious manner.  To the extent such resolution requires payment by a subsidiary of SAP AG to Commerce One, SAP AG will ensure that such subsidiary acts in accordance with the terms of this Agreement.  In exchange for such payment and resolution, each party (on its own behalf and on behalf of its respective subsidiaries and affiliates) hereby agrees to release and discharge the other party, its respective directors, officers, employees, subsidiaries, affiliates, assigns and successors-in-interest from any and all claims, demands, or causes of action of any kind, known or unknown, solely relating to such matters pertaining to such customers (“the Claims”) and each party hereby waives any and all such Claims.  Each party has been fully advised by its attorney of the contents of section 1542 of the Civil Code of the State of California, and each party expressly waives that section and the benefits thereof.  Section 1542 reads as follows:  “A general release does not extent to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

IV.                                Press Release relating to [***]

Commerce One acknowledges and agrees that SAP will issue a press release relating to [***], subject to prior approval of such press release by Commerce One, which shall not be unreasonably withheld or delayed by Commerce One. SAP acknowledges and agrees [***].

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities Exchange Commission.

[Signature Block on Following Page.]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Amendment effective on the Effective Date.

COMMERCE ONE, INC.

By:
Name:
Title:

SAP AG

By:	By:
Name:	Name:
Title:	Title:

Exhibit A

Commerce One / SAP - EMEA Accounts Payables Dispute Settlement

		Dispute		Settlement			Description
Invoice	receiver	CMRC AP USD	SAP AP USD	%	CMRC AP USD	SAP AP USD	Dispute/Settlement Position
[***]		[***]			[***]		[***]

Settlement Summary
Total due from CMRC to SAP
					[***]	[***]	Total due from SAP to CMRC

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities Exchange Commission.

Exhibit B

Commerce One / SAP - Accounts Payables Dispute Settlement

Invoice	Dispute CMRC AP USD	Settlement SAP AP USD	Dispute CMRC AP USD	Settlement SAP AP USD	Payment description and actions
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities Exchange Commission.

Exhibit C

[***] Settlement:

a)                                To resolve any outstanding matters pertaining to [***]

b)                                To the extent requested by [***], Commerce One agrees to ***

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities Exchange Commission.